
WELCOME TO A
NEWAGE™
ARIIX®
Noni
ZENNOA®
mavie
Shannen
LIMU
NASDAQ: NBEV

NEWAGE
Live Healthy.

Who We Are



NewAge is an omni-channel sales and distribution company with access to multiple channels with a network of independent business owners across 75 countries worldwide.

The company builds functionally superior brands in three platforms including health and wellness, healthy appearance, and nutritional performance.

Safe Harbor

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements. Such risks include those described in Item 1A. "Risk Factors" of our 2019 Annual Report on Form 10-K for the year ended December 31, 2019 and the Form 10-Q for the three months ended June 30, 2020.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

A New Look For NewAge

PROFORMA SNAPSHOT

> $500MM	Net Revenue
> 70%	Gross Margin
> $30MM	EBITDA
> $50MM	Cash
> $300MM	Assets
> 75	Countries
> 400,000	Independent Reps
> 80%	Ordered Online
> 80%	Home Delivery

NEWAGE

ARIIX Noni ZENNOA Shannen mavie LIMU

NewAge Evolution @ 3 years



$300
$250
$200
$150
$100
$50
$0
$2MM
$260MM
2016
2017
2018
2019
2020

NewAge Evolution @ 4 years


>$500MM
$600
$500
$400
$300
$200
$100
$0
2016
2017
2018
2019
2020

What is our Omni-Channel Approach?



Retail



Direct-to-Store Distribution (DSD)



E-Commerce Distribution



Direct Sales (Direct-to-Consumer)

Why 2x Down on Direct?




E-Commerce



Home is the new multifunctional hub. It's now the office, the school, the gym, the safe-haven, the restaurant, the retail store and more.

Traditional CPG in traditional B&M Retail is….challenged.

Why 2x Down on Direct?

- Word of mouth/social drive purchase
- Income/Extra-income necessity
- Efficiency of business model

77% of Americans are interested in flexible, entrepreneurial/income-earning opportunities

Interest is highest among younger generations, with 91% of Gen Zers and 88% of Millennials interested in entrepreneurial opportunities


NEWAGE
Live Healthy.

Omni-Channel Brand Platforms

Health and Wellness



Inner & Outer Beauty



Nutritional Performance



NEWAGE Live Healthy.

Cool, Relevant Brands Unique to Each Channel


SHADE
BLUFROG
BLUFROG 2
moa
NONI +
collagen
TE·MANA

With More, Cool in the Queue


NONI
ORIGINAL


NONI
IMMUNITY


NONI

NEWAGE Live Healthy.


MERGER
BENEFITS
NEWAGE
Live Healthy.

Double the Scale & Resources



NewAge YTD June 2019
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
Europe
ROW
US
China
Japan
NewAge



Combined Revenue YTD June 2020
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
Europe
ROW
US
China
Japan
NewAge
ARIIX

NEWAGE Live Healthy.

Significant Profitability Improvement +

Expected Cost Savings in Fiscal 2021

Headcount Optimization	$10.0 Million
Global Facilities	$3.5 Million
COGS	$3.0 Million
Marketing and Sales	$2.5 Million
Information Systems	$1.0 Million
Total Synergy Savings in Fiscal 2021	**$20.0 Million**

Global Reach

Penetration in over 75 Markets

- Japan
- China
- Europe
- Americas



Market Penetration
Very High
High
Moderate
Low

Differentiated Strategic Capabilities

Omni-Channel Route to Market



Impassioned Network of 400K+



Portfolio of Healthy Brands





IP, Product Development/Innovation



Convergence Capability



Financial Flexibility

Execution -> Results

- Integration of ARIIX, Noni, with NewAge
- Capture of cost synergies
- Retail brand divestment (savings of $15MM/yr in EBITDA)
- Cross pollination of brands across networks (Upside $)
- Multiple organic growth initiatives
    - ***Noni/immunity shot launches***
    - ***Te Mana Shape expansion***
    - ***Noni+CBD expansion***
    - ***Lucien skincare launch***
    - ***Core brand Tahitian Noni evolution***
- Leader engagement and expansion

NEWAGE
Live Healthy.